Principal Diversified Select Real Asset Fund
Supplement dated March 18, 2022
to the Statement of Additional Information dated August 1, 2021
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

MANAGEMENT OF THE FUND
Under Board Committees, in the Committees table, delete members of the 15(c) and Operations Committees and replace with the following:

Committee and Independent Board Members
15(c) Committee Fritz S. Hirsch, Chair Padel L. Lattimer Karrie McMillan Meg VanDeWeghe
Operations Committee Karrie McMillan, Chair Craig Damos Padel L. Lattimer

PORTFOLIO MANAGER DISCLOSURE
On or about September 30, 2022, delete all references to Marcus W. Dummer.